BIOTIME

Leading the Regenerative Medicine Revolution

NYSE MKT: BTX

June 2017

Safe Harbor Statement

The matters discussed in this presentation include forward looking statements which are subject to various risks, uncertainties, and other factors that could cause actual results to differ materially from the results anticipated. Such risks and uncertainties include but are not limited to the success of BioTime in developing new stem cell products and technologies; results of clinical trials of BioTime products; the ability of BioTime and its licensees to obtain additional FDA and foreign regulatory approval to market BioTime products; competition from products manufactured and sold or being developed by other companies; the price of and demand for BioTime products; and the ability of BioTime to raise the capital needed to finance its current and planned operations. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. As actual results may differ materially from the results anticipated in these forward-looking statements they should be evaluated together with the many uncertainties that affect the business of BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime's Securities and Exchange Commission filings. BioTime disclaims any intent or obligation to update these forward-looking statements.

Investment Considerations

- Multiple Programs @ Various Stages of Development
  - Not dependent on only one program or technology
- Late-Stage – Near Commercial Product
  - Renevia & Lung Cancer Dx could be commercial w/in 1 yr
- Large Market Opportunities
  - **Renevia** (Aesthetics) addresses 1.5M procedures at $8K-$10K in US alone
    - EU Registrational Study Positive Final Data Reported 6/14/17
  - **OpRegen**: (Dry-AMD) Addresses Potential Multi-Billion Dollar Market Opportunity (9 times Wet-AMD)
    - New Human Data to Date Strongly Positive
- Numerous Milestones and Data During 2017
- Asterias and OncoCyte positions valued at ~$155 Million

ASTERIAS BIOTHERAPEUTICS ONCOCYTE

2017 Milestones

1H '17

OpRegen®
- Data at ARVO
- US Clinical Trial Site Initiation
- Seeking DSMB Approval to Start Cohort 3

Renevia®
- Completed Pivotal Trial Enrollment
- Completed Pivotal Trial
- Reported Positive Topline Efficacy Data

OPC-1 in Spinal Cord Injury
- 6-Month & 9-Month Data from AIS-A Cohort 2 (10M Cells)

Cancer Diagnostics
- Lung Data at ATS
- Breast Cancer data
- CLIA lab filing

2H '17

OpRegen®
- Report 6-Month Cohort 2 Data
- Complete Cohort 3
- Data from early Cohort 3
- Seeking DSMB Approval to Proceed to Cohort 4

Renevia®
- File CE Mark in Europe
- Commercialization plan
- Asia and US strategy details
- Non HIV trial data

OPC-1 in Spinal Cord Injury
- 12-Month Data from AIS-B Cohort 2 (10M Cells)
- 6-Month Data from AIS-A Cohort 2 (10M Cells)
- 6-Month Data from AIS-B Cohort 1 (20M Cells)

Cancer Diagnostics
- CLIA Lab Cert
- Lung Cancer Test Launch
- Breast Cancer Test – Complete 300-Patient Study

Advancing Regenerative Science

BIOTIME

FACIAL AESTHETICS	Research	Pre-Clinical	Phase I	Phase II	Phase III Pivotal	Approved/ Cleared
Renevia®	HIV-Associated Lipoatrophy (EU) → Phase III Pivotal					

OPHTHALMOLOGY	Research	Pre-Clinical	Phase I	Phase II	Phase III Pivotal	Approved/ Cleared
OpRegen®	Dry AMD → Phase II					
Vision Restoration	Retinal Transplant → Pre-Clinical					

DELIVERY	Research	Pre-Clinical	Phase I	Phase II	Phase III Pivotal	Approved/ Cleared
HyStem-BDNF	Stroke Recovery → Pre-Clinical					
ReGlyde	Viscosupplementation & Drug Delivery → Pre-Clinical					
Ankle Fracture	Orthopedics → Pre-Clinical					

Renevia®: Significant Need for Cell Delivery Matrix

Key Advantages:
- Localizes transplanted cells at the intended site
- Support structure needed for successful cell engraftment & survival



Living Cells
Hyaluronic Acid
Collagen
Cross-linker
3-Dimensional Cell Delivery Matrix



Polymerization Over Time
Target Tissue
3-D Living Tissue Graft

Renevia-02: Pivotal Trial Design

- Multicenter, randomized, controlled trial

PRIMARY ENDPOINT

Increase in hemifacial volume as measured by 3D image scan at 6 months, compared to untreated patients



Treatment Group

30' → 24h → 48h → 72h → 1s → 2s → 1M → 3M → 6M



N ≤ 80

30' → 24h → 48h → 72h → 1s → 2s → 1M → 3M → 6M

No Immediate Surgery for 6 months → **Delayed Treatment Group**

Topline Data:
Mean Incremental Hemifacial Volume Over Time


Mean Incremental Hemifacial Volume
Volume (cc)
7
6
5
4
3
2
1
0
-1
Transplanted Volume
Renevia
Control
100% Retention
at 6-Mo
Baseline
1-Mo
3-Mo
6-Mo
* = p<0.001

Serious Adverse Events	Procedure arm:	None
	Control arm:	1 out of 30 (3.3%)

BIOTIME

Run-In Patients:
High rate of implanted volume at 12-months



Mean Hemifacial Incremental Volume
Mean Incremental Volume (cc)
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Implanted Volume
93% Retention at 12-Mo
-1
0
1
2
3
4
5
6
7
8
9
10
11
12
Months

- Run-in patients (n=7 at 12-months) – patients in which the transplant technique was 'practiced' at each of the clinical sites
- Incremental volume determined by same 3D photographic volumetric assessment methodology as used with trial patients

Renevia®: Beyond HIV-Related Facial Lipoatrophy

- Designed to regenerate 3-D adipose tissue
- **Renevia**® – Potential for long-lasting and "natural" outcome by potentially enabling the growth of new facial tissue
- **Renevia**® could enable true regenerative aesthetics



Illustration Only: Age-Related Lipoatrophy

Renevia:
A flexible platform for plastic surgeons

As a flexible facial implant platform, Renevia could be a compelling 'exclusive' platform for Plastic Surgeons

Use	Description	Potential Benefits
Renevia + SVF	• Renevia combined with SVF • Same procedure as pivotal trial	• Could be the higher-end offering – *Regenerative Aesthetics* • Potential longer lasting volume effects • Natural looking and texture volume restoration
Renevia + Fat	• Renevia combined with micronized fat as an alternative to traditional facial fat transfer	• Could offer enhanced handling and 'sculptability' over fat alone • Potential longer lasting volume effects than traditional fat alone • Lower volume of lipoaspirate required enables in-office procedure • Natural looking and texture restoration
Renevia as a Filler	• Renevia used without any added cells as a higher volume filler	• Positioned as a higher-volume filler similar to JUVÉDERM VOLUMA • Uses the same Renevia presentation as when combined cells • Excellent biocompatibility and uniform look and feel without nodules or bumps

Traditional fillers cannot be combined with cells

BIOTIME

Renevia® Market Potential

Renevia® could replace facial fat transfers and be utilized as an add-on with other cosmetic procedures



FACIAL AESTHETICS MARKET
2013
$2.5B
2020
$5.4B
~350,000
People in Europe with HIV-related lipoatrophy
70,000¹
Reimbursed replacement for facial fat transfer
500,000²
Est. Cash pay replacement for facial fat transfer
220,000¹
Add-on to liposuction
125,000¹
Add-on to rhytidectomy
125,000¹
Add-on to abdominoplasty
460,000¹ (20% of entire Dermal Filler Mkt)
Premium alternative to dermal fillers
~1,850,000
Total Opportunity
Renevia may also prove to have utility in other reconstructive or augmentation procedures beyond just the face

1. ASPS 2014 Plastic Surgeon Statistics
2. BioTime Estimate Based Upon Plastic Surgeon Input

BIOTIME

Renevia®: Next Steps


Q3
Q4
J
A
S
O
N
D
Assitional Study Data
12-Mo and Additional Data
Aronowitz IIS
Llull Study
CE Mark Filing
US and RoW Dev Plans

- **An investigator-initiated study to assess greater Renevia+SVF volumes in a non-HIV population**
  - Investigator – Joel Aronowitz, MD, Diplomate American Board of Plastic Surgery
- **A sponsored study to assess the use of Renevia: 1) by itself, 2) in combination with micronized fat, 3) in combination with SVF at higher volumes in non-HIV**
  - Investigator – Ramon Llull, MD, Director of Stem Europe Mallorca Center, Spain

KEY 2017 MILESTONES

- Complete pivotal EU HIV-LA trial – 1H17 ☑
- Release data from pivotal trial – mid-17 ☑
- File for EU CE mark approval with HIV data 2H17
- Data from treatment of non HIV facial fat loss
- Detailed plan for other major markets, i.e. S. Korea, China, US and beyond

OpRegen® Overview

CELL REPLACEMENT IN DRY AGE-RELATED MACULAR DEGENERATION (DRY-AMD)



Photoreceptors
Retinal Pigment Epithelium (RPE)
Choroid
Drusen

Loss of RPE cells in the eye may cause both dry or wet AMD

The leading cause of blindness in people over age 60

OpRegen®: off-the-shelf injection as a one-time therapy

OpRegen® cells integrate into subretinal space to replace missing RPE cells

FDA Fast-Track designation

OpRegen® cell replacement therapy may repair the damaged retina in dry-AMD



Normal Retina



Dry-AMD: Drusen depots



RPE death, Photoreceptor damage



OpRegen: RPE cell suspension



RPE organization, Photoreceptor recovery

BIOTIME

AMD is a progressive disease that could be addressed early with OpRegen


OpRegen product
1
2
Progressive Retinal Degeneration
100%
0%

Disease Progression → Primary cellular event → Secondary cellular/tissue event → Functional impact

Dry AMD natural history → RPE degeneration/deficiency → Photoreceptor damage → Geographic Atrophy: central vision loss → Blindness

Current patient population

***OpRegen*® Patients**

Possible patients, based on MOA

BIOTIME

OpRegen preclinical animal data supports structural and functional improvement in RCS rat model.

<u>Enhanced Photoreceptor Sparing with OpRegen</u>


Cone Quantification
Cones per image (775 um)
50
40
30
20
10
0
P60
P100
P150
P200
Age
BSS+
25K
100K
200K
Cover

<u>Enhanced Visual Function Recovery</u>


Optomotor Tracking Thresholds
Spatial Frequency (cycles per degree)
0.6
0.5
0.4
0.3
0.2
0.1
0
60
100
150
200
Age (days)
Untreated-OS
Untreated-OD
BSS+
BSS+ Untreated
25K Cells
25K Untreated
100K Cells
100K Untreated
200K Cells
200K Untreated

Long-Term Efficacy of GMP Grade Xeno-Free hESC-Derived RPE Cells Following Transplantation; McGill, et.al. *Translational Vision Science & Technology* June 2017, Vol.6, 17. doi:10.1167/tvst.6.3.17

BIOTIME

OpRegen® Phase I/IIa: Cohort 2 Ongoing

TRIAL DESIGN

PART 1

Cohort 1 • 3 Patients
BCVA 20/200 or less — 50,000 cells

Cohort 2 • 3 Patients
BCVA 20/200 or less — 200,000 cells

Cohort 3 • 3 Patients
BCVA 20/200 or less — 500,000 cells

PART 2

Cohort 4 • 6 Patients
BCVA 20/100 or less — 500,000 cells

Phase I/IIa Study: Dose escalation safety and efficacy study of *OpRegen*® transplanted subretinally in patients with advanced dry-form of AMD (Geographic Atrophy – GA)

US Approved IND: Open label, non-randomized, sequential, single center trial for phase I

Dose and Administration: Single escalating doses of cells in saline injected into subretinal space

Study Sites: Currently three sites in Israel and two in process in the U.S.

OpRegen Data Summary Cohorts 1 and 2

Summary

- **OpRegen to date is well tolerated and has seen no serious adverse effects**
- **Engraftment seen in all patients**
- **Organization and retinal structural recovery noted as well**

Cohort	Patient	Timepoint	Safety outcomes	Product activity
1	1	12 months	None	RPE engraftment
	2	12 months	Posterior capsule opacity removed	RPE engraftment
	3	12 months	No pigmentation on bleb- Epiretinal membrane RPE detachment	RPE engraftment seen only by OCT
2	4	6 months	Preretinal membrane	-RPE engraftment -Photoreceptor sparing improved retinal thickness in scar area
	5	3 months		-RPE engraftment -Photoreceptor sparing

BIOTIME

Cohort 1: Transition Zone

Patient #2

Patient #3


18 / 49
200 µm
46 / 49
200 µm
Pre-op
Pre-op
1 month post-op
3 months post-op
9 months post-op
9 months post-op

BIOTIME

Cohort 1: Appropriate Integration/ Grafting of Cells at Injection Site


BASELINE
PATIENT 1
PATIENT 2
PATIENT 3
1 DAY POST-OP
1 WEEK POST-OP
2 WEEKS POST-OP
1 YEAR POST-OP
6 MONTHS POST-OP
7 MONTHS POST-OP

Procedural safety* continued in Cohort 2 and continued to show signs of engraftment



Day 0 Surgery


Bleb area

Day 1



Day 1-FAF



6 months

Patient 4- Color and FAF

*No serious adverse events seen

BIOTIME

OpRegen RPEs can engraft in damaged area and organize as expected (patient 4, 200k cells)



Pre-op
1 month post-op
9 month post-op
GA
GA
GA

FAF: hypofluorescent spots observed in lower part of bleb
IR: pigmented spots in this area obscure superior part of GA
OCT: subretinal hyper reflective spots layering in area of retinal atrophy and beyond post-op

OpRegen® in Dry-AMD

KEY 2017 MILESTONES

- Present Cohort 2 date at ARVO, May-17 ☑
- DSMB approval to begin Cohort 3– mid-17
- Data from Cohorts 1, 2 & 3 2H17
- DSMB approval to begin cohort 4 – Q4 2017
- Updated protocol approval for US sites based on safety so far

BIOTIME

Unlocking Asset Value for BTX Shareholders

BioTime owns ~44% (~$77M*) of Asterias (NYSE MKT: AST)

ASTERIAS BIOTHERAPEUTICS

With proprietary, industry-leading platforms based on its pluripotent stem cell and dendritic cell immunotherapy technologies, Asterias is focused on therapies to treat conditions in several medical areas where there is high unmet medical need and inadequate available therapies.



Pre-Clinical
Phase I / Dev
Phase II / Dev
Phase III/Pivotal
ASTERIAS
AST-VAC1
Leukemia (AML)
AST-OPC1
Spinal Cord Injury
AST-VAC2
NSC Lung Cancer

* As of May 9, 2017

Unlocking Asset Value for BTX Shareholders

BioTime owns ~49% (~$ 78M*) of OncoCyte (NYSE MKT: OCX)

OncoCyte™

Focused on non-invasive blood and urine diagnostic tests for early detection of cancer to improve health outcomes through early diagnoses, to reduce the cost of care through the avoidance of more costly diagnostic procedures, including invasive biopsy and cystoscopic procedures, and to improve the quality of life for cancer patients.


RESEARCH
ASSAY DEVELOPMENT
R&D VALIDATION STUDY
COMMERCIAL
ONCOCYTE
Confirmatory Diagnostic
Lung Cancer
Confirmatory Diagnostic
Breast Cancer
Broad Diagnostic
Bladder Cancer

* As of May 9, 2017

BIOTIME

Experienced Leadership Team

MANAGEMENT	
Adi Mohanty, *Co-Chief Executive Officer* 16 years of experience in executive and management positions	Shire, Baxter
Michael D. West, Ph.D., *Co-Chief Executive Officer* 26 years of experience in regenerative medicine and management	ACT / OCATA THERAPEUTICS, geron
Russell Skibsted, *Chief Financial Officer* 25 years of experience in finance, acquisitions, partnering, marketing and operations	PROVE, AEOLUS, SPECTRUM
François Binette, Ph.D., *Head of Global Development* 20 years of experience driving innovation in regenerative medicine therapy development	Medtronic, Johnson & Johnson
Oscar Cuzzani, M.D., Ph.D., *VP of Clinical* 30 years of experience as a physician and in clinical development	NIH National Eye Institute, abbvie, Allergan
Stephana Patton, Ph.D., J.D., *General Counsel* 17 years of experience in patent, compliance and corporate law	biodelivery, Salix
Jim Knight, *SVP, Head of Corporate Development* 25 years of experience in biotechnology and pharmaceuticals	QUESTCOR, élan, Biogen
Judith Segall, *VP of Administration and Corporate Secretary* 26 years of experience as one of the co-founders of BioTime, Inc.	BIOTIME, ASTERIAS, ONCOCYTE

Shading = Joined in 2013 or later

Strong Board

BOARD OF DIRECTORS
Alfred D. Kingsley, *Chairman of the Board* Partner, Greenway Partners L.P. Several Israeli Ventures
Deborah Andrews Vice President-Chief Accounting Officer, STAAR Surgical Company
Neal C. Bradsher, CFA President, Broadwood Capital, Inc
Stephen C. Farrell CEO and Director, Convey Health Solutions
Adi Mohanty Co-Chief Executive Officer
Michael H. Mulroy Former EVP, Strategic Affairs, General Counsel and Corporate Secretary, Questcor Pharmaceuticals
Angus C. Russell Former CEO, Shire plc
David Schlachet Former Member of the Tel-Aviv Stock Exchange (TASE) Audit Committee
Michael D. West, Ph.D. Co-Chief Executive Officer

Shading = Joined in 2013 or later

BIOTIME Investment Considerations

- Multiple Programs @ Various Stages of Development
  - Not dependent on only one program or technology

- Late-Stage – Near Commercial Product
  - Renevia & Lung Cancer Dx could be commercial w/in 1 yr

- Large Market Opportunities
  - **Renevia** (Aesthetics) addresses 1.5M procedures at $8K-$10K in US alone
    - EU Registrational Study Positive Final Data Reported 6/14/17
  - **OpRegen**: (Dry-AMD) Addresses Potential Multi-Billion Dollar Market Opportunity (9 times Wet-AMD)
    - New Human Data to Date Strongly Positive

- Numerous Milestones and Data During 2017

- Asterias and OncoCyte positions valued at ~$155 Million

ASTERIAS BIOTHERAPEUTICS ONCOCYTE

BIOTIME

Leading the Regenerative Medicine Revolution

NYSE MKT: BTX

1010 Atlantic Ave. #102
Alameda, CA 94501
510-521-3390